                                                              EXHIBIT 23
                                                              PENTON MEDIA, INC.
                                                              DECEMBER 31, 1998

                                                              FORM 11-K




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8(No. 333-62385) of Penton Media, Inc. of our report dated June 25, 1999 relating to the financial statements of Penton Media, Inc. Retirement Savings Plan, which appears in this Form 11-K.












/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Cleveland, Ohio
June 29, 1999









                                       16